POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ Robert W. Stallings
                                          --------------------------------
                                          Robert W. Stallings

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ Mary A. Baldwin
                                          --------------------------------
                                          Mary A. Baldwin

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ John P. Burke
                                          --------------------------------
                                          John P. Burke

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ Al Burton
                                          --------------------------------
                                          Al Burton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Director of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ Jock Patton
                                          --------------------------------
                                          Jock Patton

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being Senior Vice President and Principal Financial Officer of Pilgrim Investment Funds, Inc. (the "Fund"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Jeffrey S. Puretz, and Karen L. Anderberg and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Fund's registration statement on Form N-14 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 1, 1999

                                          /s/ Michael A. Roland
                                          --------------------------------
                                          Michael A. Roland